Z PROMPT, INC.

                              FINANCIAL STATEMENTS

                           December 31, 2002 and 2001

                          INDEX TO FINANCIAL STATEMENTS




Independent Auditors' Report................................................ F-1

Balance Sheets.............................................................. F-2

Statements of Operations.................................................... F-3

Statements of Stockholders' Deficit......................................... F-4

Statements of Cash Flows.................................................... F-5

Notes to Financial Statements............................................... F-6

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Z PROMPT, INC.

We have audited the accompanying balance sheet of Z Prompt, Inc. (the "Company"), as of December 31, 2002, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Z Prompt, Inc. as of December 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has negative working capital of approximately $605,000 and a stockholders' deficit of approximately $935,000 at December 31, 2002 and losses from operations through December 31, 2002. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.




/s/ Squar, Milner, Reehl & Williamson, LLP

May 30, 2003
Newport Beach, California

-----------------------------------------------------------------------------------------------------
                                            Z PROMPT, INC.
                                            BALANCE SHEETS
-----------------------------------------------------------------------------------------------------


                                               ASSETS


                                                                           March 31,     December 31,
                                                                             2003            2002
                                                                         ------------    ------------
                                                                          (Unaudited)
Current Assets
    Cash                                                                 $     2,368     $     2,368
    Accounts receivable, net of allowance for
      doubtful accounts approximating $40,000                                 53,817          86,139
    Inventories                                                               63,049          33,775
                                                                         ------------    ------------

         Total current assets                                                119,234         122,282

Property and Equipment, net                                                   36,752          39,859

Other Assets                                                                  10,987          11,356
                                                                         ------------    ------------

                                                                         $   166,973     $   173,497
                                                                         ============    ============


                                LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
    Accounts payable and accrued expenses                                $   298,856     $   315,822
    Deferred revenue                                                         286,438         143,848
    Line of credit                                                           150,000         150,000
    Note payable                                                              10,707          10,707
    Current portion of related party notes payable,
      net of debt discount                                                   106,966         106,966
                                                                         ------------    ------------

         Total current liabilities                                           852,967         727,343

Related Party Notes Payable, net of debt discount,
  less current portion                                                       354,790         381,307
                                                                         ------------    ------------

Total Liabilities                                                          1,207,757       1,108,650
                                                                         ------------    ------------

Commitments and Contingencies

Stockholders' Deficit
    Common stock, no par value, 20,000,000 shares authorized;
      15,832,740 shares issued and outstanding                               555,221         555,221
    Accumulated deficit                                                   (1,596,005)     (1,490,374)
                                                                         ------------    ------------

         Total stockholders' deficit                                      (1,040,784)       (935,153)
                                                                         ------------    ------------

                                                                         $   166,973     $   173,497
                                                                         ============    ============


-----------------------------------------------------------------------------------------------------
Page F-2                                          See accompanying notes to the financial statements.

--------------------------------------------------------------------------------------------------------------
                                             Z PROMPT, INC.
                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------
                                                For The Three Months Ended           For The Year Ended
                                                         March 31,                       December 31,
                                                  2003             2002             2002             2001
                                             --------------   --------------   --------------   --------------
                                               (Unaudited)      (Unaudited)

NET SALES                                    $     454,977    $     313,563    $   1,427,721    $   1,205,439
COST OF SALES                                      182,060          138,655        1,034,529          745,943
                                             --------------   --------------   --------------   --------------

GROSS PROFIT                                       272,917          174,908          393,192          459,496
                                             --------------   --------------   --------------   --------------

OPERATING EXPENSES
  Payroll and related                              196,314          154,766          602,610          584,345
  Selling, general and administrative              149,305          153,300          385,844          293,550
                                             --------------   --------------   --------------   --------------
                                                   345,619          308,066          988,454          877,895
                                             --------------   --------------   --------------   --------------

OPERATING LOSS                                     (72,702)        (133,158)        (595,262)        (418,399)

INTEREST EXPENSE, NET                               32,129            5,497           82,067           18,359
                                             --------------   --------------   --------------   --------------

LOSS BEFORE INCOME TAXES                          (104,831)        (138,655)        (677,329)        (436,758)

PROVISION FOR INCOME TAXES                             800              800              800              800
                                             --------------   --------------   --------------   --------------

NET LOSS                                     $    (105,631)   $    (139,455)   $    (678,129)   $    (437,558)
                                             ==============   ==============   ==============   ==============


Basic and diluted net loss available to
  common shareholders per common share       $       (0.01)   $       (0.02)   $       (0.06)   $       (0.05)
                                             ==============   ==============   ==============   ==============

Basic and diluted weighted average common
  shares outstanding                            15,832,740        9,000,000       10,689,953        9,000,000
                                             ==============   ==============   ==============   ==============







--------------------------------------------------------------------------------------------------------------
Page F-3                                                   See accompanying notes to the financial statements.

--------------------------------------------------------------------------------------------------------------
                                                           Z PROMPT, INC.
                                                 STATEMENTS OF STOCKHOLDERS' DEFICIT
                                           For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------------------------------------
                                                      Common Stock
                                             -------------------------------
                                                                                                    Total
                                                                                 Accumulated    Stockholder's
                                                 Shares           Amount           Deficit         Deficit
                                             --------------   --------------   --------------   --------------

Balance at January 1, 2001                       9,000,000    $     360,000    $    (374,687)   $     (14,687)

Net loss                                                -                -          (437,558)        (437,558)
                                             --------------   --------------   --------------   --------------

Balance at December 31, 2001                     9,000,000          360,000         (812,245)        (452,245)

Issuance of common stock in connection
  with notes payable                             6,832,740          195,221               -           195,221

Net loss                                                -                -          (678,129)        (678,129)
                                             --------------   --------------   --------------   --------------

Balance at December 31, 2002                    15,832,740    $     555,221    $  (1,490,374)   $    (935,153)
                                             ==============   ==============   ==============   ==============



--------------------------------------------------------------------------------------------------------------
Page F-4                                                  See accompanying notes to these financial statements


------------------------------------------------------------------------------------------------------------------------------------
                                                           Z PROMPT, INC.
                                                      STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    For The Three Months Ended            For The Year Ended
                                                                             March 31,                       December 31,
                                                                       2003             2002             2002             2001
                                                                  --------------   --------------   --------------   --------------
                                                                   (Unaudited)      (Unaudited)

Cash flows from operating activities:
    Net loss                                                      $    (105,631)   $    (139,455)   $    (678,129)   $    (437,558)
    Adjustments to reconcile net loss to net cash (used in)
      provided by operating activities:
        Depreciation and amortization                                     3,107            4,037           17,986           21,367
        Amortization of debt discount                                    13,683               -            28,857               -
        Change in allowance for doubtful receivables                         -                -            28,000           12,000
        Changes in operating assets and liabilities:
           Accounts receivable                                           32,322           21,823          (43,887)         (38,660)
           Inventories                                                  (29,274)          (6,322)          (6,813)         (17,768)
           Prepaid expenses and other                                       369           (5,929)            (554)           6,594
           Accounts payable and accrued expenses                        (16,966)           7,943          (48,060)         262,116
           Deferred income                                              142,590              -            143,848               -
                                                                  --------------   --------------   --------------   --------------

    Net cash provided by (used in) operating activities                  40,200         (117,903)        (558,752)        (191,909)
                                                                  --------------   --------------   --------------   --------------

Cash flows from investing activities:
    Purchases of property and equipment                                      -                -            (1,146)         (20,867)
                                                                  --------------   --------------   --------------   --------------
    Net cash used in investing activities                                    -                -            (1,146)         (20,867)
                                                                  --------------   --------------   --------------   --------------

Cash flows from financing activities:
    Borrowings from notes payable from related parties                       -           120,410          449,009          223,505
    Net borrowings on line-of-credit                                         -                -           150,000               -
    Principal repayments on notes payable from related parties          (40,200)              -           (28,637)              -
    Principal repayments on note payable                                     -            (2,507)         (10,472)         (10,663)
                                                                  --------------   --------------   --------------   --------------

    Net cash (used in) provided by financing activities                 (40,200)         117,903          559,900          212,842
                                                                  --------------   --------------   --------------   --------------

Net increase in cash                                                         -                -                 2               66

Cash at beginning of period                                               2,368            2,366            2,366            2,300
                                                                  --------------   --------------   --------------   --------------

Cash at end of period                                             $       2,368    $       2,366    $       2,368    $       2,366
                                                                  ==============   ==============   ==============   ==============


Supplemental disclosure of cash flow information -
    Cash paid during the period for:
      Interest                                                                                      $      54,000    $      19,000
                                                                                                    ==============   ==============
      Income taxes                                                                                  $         800    $         800
                                                                                                    ==============   ==============


Supplemental disclosure of non-cash investing and financing activities:

  During the year ended December 31, 2002, the Company issued 6,832,740 shares of common stock in connection with the issuance of notes payable to related parties.  The shares were valued at $195,221 based on their pro rata fair market value and such amount will be amortized to interest expense through April 2006.




------------------------------------------------------------------------------------------------------------------------------------
Page F-5                                                                         See accompanying notes to the financial statements.






















--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization
------------

Z Prompt, Inc. (the "Company") was incorporated on May 18, 2000 in California. The Company provides a number of standard service programs, as well as customized programs, to fit the special needs of its customers. The Company offers services such as on-site hardware service, installation and training, inventory management and preventive maintenance.

In April 2003, Accupoll Holding Corporation, a company publicly traded on the Over the Counter Bulletin Board under the symbol "ACUP.OB", acquired the Company (see Note 2).

Going Concern
-------------

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company has negative working capital of approximately $605,000, a stockholders' deficit of approximately $935,000 at December 31, 2002, losses from operations through December 31, 2002 and a lack of operational history, among other matters, which raise substantial doubt about its ability to continue as a going concern. The Company intends to fund operations through increased sales, debt financing arrangements and acquisition by a public company (see Note
2), which management believes may be insufficient to fund its capital expenditures, working capital and other cash requirements for the fiscal year ending December 31, 2003. Therefore, the Company will be required to seek additional funds to finance its long-term operations. The successful outcome of future activities cannot be determined at this time and there is no assurance that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

In response to these problems, management has taken the following actions:
     o The Company continues to its aggressive program for selling its products and services
     o As described in Note 2, the Company has been acquired by a public company

The financial statements do not include any adjustments related to recoverability and classification of assets carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Risks and Uncertainties
-----------------------

The Company operates in an industry that is subject to intense competition and rapid technological change. The Company's operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks associated with operating a business, including the potential risk of business failure.



--------------------------------------------------------------------------------
Page F-6

--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates
----------------

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, allowance for losses on accounts receivable, valuation for losses on obsolete inventory, the realization of inventory, realizability of long-lived assets and the allowance for warranty returns. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash, accounts receivable, accounts payable, deferred revenues, accrued expenses, line of credit and the current portion of notes payable approximates their estimated fair values due to the short-term maturities of those financial instruments. The fair values of notes payable to related parties are not determinable as these transactions are with related parties.

Concentrations of Credit Risks
------------------------------

Cash is maintained at various financial institutions. The Federal Deposit Insurance Corporation ("FDIC") insures accounts at each institution for up to $100,000. At times, cash may be in excess of the FDIC insurance limit of $100,000. The Company had no amounts exceeding this limit at December 31, 2002. The Company had an overdraft approximating $17,000 at December 31, 2002, which is included in accounts payable and accrued expenses in the accompanying balance sheet.

The Company grants credit to customers within the United States of America and does not require collateral. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas served by the Company. Reserves for uncollectible amounts are provided, based on past experience and a specific analysis of the accounts, which management believes are sufficient. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

Four customers and two customers accounted for approximately 70% and 33% of total product sales for fiscal 2002 and 2001, respectively. At December 31, 2002, two customers accounted for approximately 56% of accounts receivable.

Inventories
-----------

Inventories are stated at the lower of cost or market and consist entirely of finished goods. Cost is determined on a weighted average basis that approximates the first-in, first-out basis. Market is determined by comparison with recent purchases or net realizable value.



--------------------------------------------------------------------------------
F-7

--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories (continued)
-----------------------

Such net realizable value is based on management's forecast for sales of the Company's products or services in the ensuing years. The industry in which the Company operates is characterized by technological advancement and change. Should demand for the Company's products prove to be significantly less than anticipated, the ultimate realizable value of the Company's inventories could be substantially less than the amount shown in the accompanying balance sheets.

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is computed using the double-declining method over the estimated useful lives of the related assets, which range from 3 to 5 years. Repairs and maintenance are charged to expense as incurred while improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation with any gain or loss included in the statements of operations.

Long-Lived Assets
-----------------

SFAS 144, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted net cash flows from such asset (excluding interest), an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value. SFAS 144 also requires companies to separately report discontinued operations and extends that reporting requirement to a component of an entity that either has been disposed of (by sale, abandonment or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or the estimated fair value less costs to sell. The Company adopted SFAS 144 on January 1, 2002. The provisions of this pronouncement relating to assets held for sale or other disposal generally are required to be applied prospectively after the adoption date to newly initiated commitments to plan to sell or dispose of such asset, as defined, by management. As a result, management cannot determine the potential effects that adoption of SFAS 144 will have on the Company's financial statements with respect to future disposal decisions, if any.

Management believes that no impairment loss is necessary on long-lived assets. There can be no assurance, however, that market conditions or demand for the Company's products or services will not change which could result in future long-lived asset impairment changes in the future.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock Based Compensation
------------------------

At December 31, 2002, the Company has no stock-based employee compensation plans and no stock options issued or outstanding.

Income Taxes
------------

The Company has elected to be taxed as an "S" corporation for federal and California state purposes whereby the income and expense items are included in the personal tax returns of the stockholders. California taxes "S" corporation net income at 1.5% with a minimum tax of $800. As a result of the acquisition of the Company by Accupoll (see Note 2), management intends to terminate the "S" election in accordance with the requirements of the Internal Revenue Code.

Revenue Recognition
-------------------

The Company records sales when goods are shipped to the customer or upon the completion of the service.

The Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin 101 ("SAB 101"), as amended, "REVENUE RECOGNITION," which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosures related to revenue recognition policies in financial statements filed with the SEC. Management of the Company believes that its revenue recognition policy conforms to SAB 101.

Warranty
--------

The Company provides warranties of 90 days on certain products sold. Estimated future warranty obligations related to certain products and services are provided by charges to operations in the period in which the related revenue is recognized. The Company has no warranty reserve at December 31, 2002, as such amounts are considered insignificant by management.

Advertising
-----------

The Company expenses the cost of advertising when incurred as selling expense. Advertising expenses approximated $17,000 and $13,000 for the years ended December 31, 2002 and 2001, respectively.

Earnings Per Share
------------------

Under SFAS 128, "EARNINGS PER SHARE," basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of shares assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive (no shares were considered additional common stock equivalents at December 31, 2002 and 2001). As the Company had net losses for the period presented, basic and diluted loss per share are the same, as any additional common stock equivalents would be antidilutive.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Segments
--------

SFAS 131, "DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION," changes the way public companies report information about segments of their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to shareholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and how the Company reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statements of operations.

Significant Recent Accounting Pronouncements
--------------------------------------------

SFAS 143, "ACCOUNTING FOR ASSET RETIREMENT OBLIGATIONS," addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The purpose of SFAS 143 is to develop consistent accounting of asset retirement obligations and related costs in the financial statements and provides more information about future cash outflows, leverage, and liquidity regarding retirement obligations and the gross investment in long-lived assets. SFAS 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company is required to adopt SFAS 143 effective January 1, 2003. The Company does not anticipate that the adoption of SFAS 143 will have a material effect on its financial statements.

SFAS 146, "ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES," is effective for such activities initiated after December 31, 2002. Activities of this type include restructurings (such as relocation of a business and fundamental reorganizations of a business itself), which may give rise to costs such as contract cancellation provisions, employee relocation, and one-time termination costs. SFAS 146 prohibits liability recognition based solely on management's intent, and requires that liabilities be measured at estimated fair value. The Company does not anticipate that the adoption of SFAS 146 will have a material effect on its financial statements.

Interpretation No. 45, ("FIN 45"), "GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS," requires a guarantor to (a) include disclosure of certain obligations and (b) if applicable, at the inception of the guarantee, recognize a liability for the fair value of other certain obligations undertaken in issuing a guarantee. The disclosure provisions of FIN 45 are effective for financial statements for periods ending after December 15, 2002 included in interim or annual reports and the Company has adopted these requirements. However, the provisions for initial recognition and measurement are effective on a prospective basis for guarantees that are issued or modified after December 31, 2002, irrespective. As of December 31, 2002, the Company has not guaranteed any indebtedness.

Management does not believe that, or has not determined if, other recent significant accounting pronouncements will have a material effect on the Company's financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Unaudited Interim Financial Statements
--------------------------------------

The accompanying unaudited financial statements as of and for the three months ended March 31, 2003 and 2002 have been prepared in accordance with GAAP for interim financial statements. Accordingly, these financial statements do not include certain information and footnotes required by GAAP for complete financial statements. However the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring accruals) which, in the opinion of management, are necessary in order to fairly present the financial statements. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's audited financial statements, and notes thereto, which are included herein.


2. BUSINESS COMBINATIONS

In April 2003, the Company entered into a definitive Reorganization Agreement (the "Agreement") with AccuPoll, a publicly traded Company, pursuant to which the Company became a wholly-owned subsidiary of AccuPoll. According to the Agreement, the Company's stockholders received 8,533,000 shares of restricted common stock of AccuPoll in exchange for all of the 15,832,740 outstanding common shares of the Company.


3. PROPERTY AND EQUIPMENT

 Property and equipment consist of the following at December 31, 2002:

      Machinery and equipment                        $     20,423
      Computer equipment and software                      69,570
                                                     -------------
                                                           89,993

       Less accumulated depreciation                      (50,134)
                                                     -------------

                                                     $     39,859
                                                     =============


4. LINE OF CREDIT

The Company has a revolving line of credit agreement (the "Line") with a financial institution that matures in August 2003, as amended. The Line bears interest at the prime rate (4.25% at December 31, 2002) plus 1% per annum. The majority stockholder of the Company guarantees the Line. The terms of the Line provide for borrowings of up to $150,000. At December 31, 2002, the Company's outstanding borrowings totaled $150,000. According to the Line, any change of ownership of 25% or more will put the Line in default. As discussed in Note 2, the Company was acquired in April 2003 and is in the process of obtaining a waiver from the financial institution.



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
--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

5. NOTE PAYABLE

The Company has a note payable (the "Note") to a financial institution, payable in monthly installments approximating $1,000, including interest at 11% per annum and matures in November 2003. The principal balance of the Note was $10,707 at December 31, 2002.


6. RELATED PARTY TRANSACTIONS

Related Party Notes Payable                                       December 31,
---------------------------                                          2002
                                                                 -------------

Working   capital   loans   from   two  of   the   Company's
stockholders.  The  borrowings  accrue  interest at 9.5% and mature  through  April 2006,  as amended (see Note 9). Total interest expense  incurred on these borrowings  approximated
$42,000 and $11,000  for the years ended  December  31, 2002 and 2001, respectively.  The Company issued the stockholders shares of common stock in connection with certain loans (see
Note 8).                                                         $    596,137

Working capital loans from the Company's  stockholders.  The borrowings are non-interest  bearing and due on demand.  The
Company  issued the  stockholders  shares of common stock in
connection with the loans (see Note 8).                                58,500
                                                                 -------------
                                                                      654,637

Less current portion                                                 (106,966)

Less debt discount                                                   (166,364)
                                                                 -------------


Total                                                            $    381,307
                                                                 =============

Future minimum principal payments on related party notes payable are as follows:

Years ending December 31:

           2003                $     106,966
           2004                       61,169
           2005                      465,965
           2006                       20,537
                              ---------------
                               $     654,637
                              ===============


Related Party Payables
----------------------

The Company purchases and sells products in the normal course of business from an entity owned by the Company's majority stockholder. For the years ended December 31, 2002 and 2001, purchases approximated $105,000 for each year. For the years ended December 31, 2002 and 2001, sales approximated $3,000 and $11,000, respectively. At December 31, 2002, the amounts owed to the related party were insignificant.

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
--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

7. COMMITMENTS AND CONTINGENCIES

Leases
------

The Company leases certain property under an operating lease agreement, which expires in June 2005 and provides for monthly lease payments approximating $3,000.

The future minimum annual lease payments under this agreement approximate:

Year Ending December 31:
2003                                     $       40,000
2004                                             40,000
2005                                             20,000
                                         ---------------

Total minimum lease payments             $      100,000
                                         ===============

For the years ended December 31, 2002 and 2001, rent expense approximated $40,000 for each year.

Legal
-----

The Company may be involved from time to time in various claims, lawsuits, disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation which management believes could have a material adverse effect on its financial position or results of operations.

Accounts Receivable Factoring Agreement
---------------------------------------

On October 29, 2001, the Company and Aerofund Financial, Inc. ("Aerofund") entered into a factoring agreement (the "Agreement"). Under the Agreement, the Company sells and assigns to Aerofund certain accounts receivable, as defined, arising from product sales and service agreements. If any amounts advanced to the Company are not paid to Aerofund by the factored customer within ninety days of the date of invoice, the Company shall repay Aerofund any amounts advanced, plus Aerofund's earned fees, as defined. For each sales transaction processed to Aerofund for collection, Aerofund will charge 2.75% of the assigned invoice value as their factoring fee for collections made within the first 30 days, plus 0.1% for everyday thereafter up to 90 days. The amount of factoring fees incurred by the Company for the years ended December 31, 2002 and 2001 approximated $55,000 and 2,000, respectively.


8. STOCKHOLDERS' EQUITY

Common Stock
------------

During the year ended December 31, 2002, the Company entered into, and amended, notes payable with related parties (the "Notes") (see Note 6) in the amount of $683,274. In addition, the Company issued to the note holders 6,832,740 shares of the Company's restricted common stock valued at approximately $195,000 (estimated based on the pro-rata market value on the date of issuance), which the Company is amortizing to interest expense over the term of the Notes. The Company amortized approximately $29,000 during the year ended December 31, 2002 to interest expense. At December 31, 2002, the total outstanding principal balance on the Notes was $488,273, net of a debt discount approximating $166,000.

--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
                                 Z PROMPT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

9. SUBSEQUENT EVENTS

In April 2003,  the Company  amended a note payable to a related party (see Note
6) by accelerating the repayment terms and agreeing to compensate the note holder an additional $1,000 per month over the repayment term.


































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